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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                         event reported): July 30, 1999



                               HARRIS CORPORATION
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             (Exact name of registrant as specified in its charter)



           Delaware                       1-3863                34-0276860
-------------------------------  ------------------------   -------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
        incorporation)                                      Identification No.)


         1025 West NASA Blvd., Melbourne, FL             32919
       -----------------------------------------  ---------------------
       (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (407) 727-9100

                                    No Change
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Items 1-4.   Not Applicable.

Item 5.      Other Events.
             -------------

             On July 28, 1999 Harris Corporation (the "Company") made publicly available its annual earnings press release, including its financial results for the fiscal year ended July 2, 1999. Results presented were reported on a continuing operations basis and correspondingly included restated financial results for comparable prior periods. The Company is providing herewith quarterly financial information for the first three quarters of fiscal year 1999 which is restated to reflect continuing operations.

             Such financials are filed herewith as Exhibit 99

Item 6.      Not Applicable.

Item 7.      Financial Statements and Exhibits.
             ----------------------------------

             (a)   Financial Statements.
                            None.

             (b)   Pro Forma Financial Information.
                            None.

             (c)   Exhibits.

                   The following document is filed as an Exhibit to this Report:

                   99. Harris Corporation Unaudited Consolidated Statement of Income for the quarters ended October 2, 1998, January 1, 1999, April 2, 1999 and July 2, 1999.

Items 8-9.   Not Applicable.


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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HARRIS CORPORATION


                                     By:      /s/ David S. Wasserman
                                        ----------------------------------------
                                     Name:    David S. Wasserman
                                     Title:   Vice President & Treasurer




Date: July 30, 1999


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                                  EXHIBIT INDEX



   Exhibit No.
   Under Reg.
  S-K, Item 601               Description
-----------------   -------------------------------


       99. Harris Corporation Unaudited Consolidated Statement of Income for the quarters ended October 2, 1998, January 1, 1999, April 2, 1999 and July 2, 1999.